Exhibit 10.1

BRIDGEPOINT EDUCATION, INC.
2009 STOCK INCENTIVE PLAN
(AS AMENDED AND RESTATED EFFECTIVE MAY 13, 2013)
PERFORMANCE STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Bridgepoint Education, Inc. 2009 Stock Incentive Plan (as amended and restated effective May 13, 2013) (the “Plan”) will have the same defined meanings in this Performance Stock Unit Award Agreement. This Performance Stock Unit Award Agreement, along with the Terms and Conditions of Performance Stock Unit Grant, attached hereto as Exhibit A (the “Terms and Conditions”), shall be referred to herein as the “Award Agreement.” If the Participant is a Covered Employee, this Award is intended to qualify as performance-based compensation under Code Section 162(m) and, as a result, is subject to the requirements of Section 4(f) of the Plan.

I.    NOTICE OF PERFORMANCE STOCK UNIT GRANT

Participant Name:	[Name]

Address:	[Address]

You have been granted the right to receive an Award of Performance Stock Units (“PSUs”), subject to the terms and conditions of the Plan and this Award Agreement as follows:

Grant Number:	[Number]

Date of Grant:	[December ___, 2014]

Number of Performance Stock Units:	[Number]

Performance Period:	January 1, 2015 - December 31, 2018
II.    EARNING OF PERFORMANCE STOCK UNITS
Subject to the Participant’s continued Service and the possible vesting of any unvested PSUs upon a corporate transaction in accordance with Section 12 of the Plan and Section 3 of the Terms and Conditions, the number of PSUs that will be earned during each calendar year within the Performance Period is a function of the extent to which the corresponding EPS Performance Goal and Stock Price Performance Goal described in the below tables are achieved:

Exhibit 10.1

EPS Performance Goal Table
Performance Period	EPS[1] Performance Goal	Percentage of PSUs Earned
January 1, 2015 - December 31, 2015	Base EPS[2]	[***]%
January 1, 2016- December 31, 2016	[***]% of 2015 EPS Performance Goal	[***]%
January 1, 2017- December 31, 2017	[***]% of 2016 EPS Performance Goal	[***]%
January 1, 2018- December 31, 2018	[***]% of 2017 EPS Performance Goal	[***]%

Stock Price Performance Goal Table
Performance Period	Stock Price[3] Performance Goal	Percentage of PSUs Earned
January 1, 2015 to December 31, 2015	[***]% of Base Stock Price[4]	[***]%
January 1, 2016 to December 31, 2016	[***]% of 2015 Stock Price Performance Goal	[***]%
January 1, 2017 to December 31, 2017	[***]% of 2016 Stock Price Performance Goal	[***]%
January 1, 2018 to December 31, 2018	[***]% of 2017 Stock Price Performance Goal	[***]%

For the avoidance of doubt, if the applicable EPS Performance Goal or Stock Price Performance Goal is not achieved or exceeded as of a particular December 31, no PSUs will be earned with respect to such Performance Goal for such relevant calendar year. For example, if the Company does not achieve or exceed the EPS Performance Goal for the period beginning January 1, 2015 and ending December 31, 2015, [***]% of the total PSUs will not be earned as of December 31, 2015 and the Award shall lapse with respect to that [***]%. If the Company achieves or exceeds the Stock Price Performance Goal for the same period, [***]% of the PSUs will be earned for that period. The number of earned PSUs that will become vested shall be determined pursuant to Section III below. Whether the Performance Goals for a particular calendar year have been achieved shall be determined by the Company or Committee, as applicable, pursuant to Section 4 of the Terms and Conditions.

1 “Earnings Per Share” or “EPS” shall be defined in the Terms and Conditions.
2 “Base EPS” shall be defined in and the Terms and Conditions.
3 “Stock Price” shall be defined in the Terms and Conditions.
4 “Base Stock Price” shall be defined in the Terms and Conditions.

Exhibit 10.1

III.    VESTING OF PERFORMANCE STOCK UNITS
Subject to the Participant’s continued Service and the possible vesting of any unvested PSUs upon a corporate transaction in accordance with Section 12 of the Plan and Section 3 of the Terms and Conditions, the earned PSUs will be deemed to vest as of the March 15 of the calendar year following the calendar year in which the Shares were earned (each such March 15 a “Vesting Date”). For example, the Vesting Date for the PSUs earned during the period beginning January 1, 2015 and ending December 31, 2015 will be March 15, 2016. In the event the Participant ceases to provide Service for any or no reason before any Vesting Date, any unvested PSUs shall lapse and be immediately cancelled as of the date the Participant ceases to provide Service. In other words, the Participant must be providing Service on the relevant Vesting Date to receive any payment with respect to the PSUs that are scheduled to vest on such Vesting Date.
IV.    PAYMENT OF PERFORMANCE STOCK UNITS
Subject to the terms and conditions of the Plan and this Award Agreement, as PSUs vest on the Vesting Dates described in Section III above, the Company will deliver to the Participant the same number of whole Shares with such Shares being delivered to the Participant within 10 business days of the applicable Vesting Date. For example, the Shares earned during the period beginning January 1, 2015 and ending December 31, 2015 will vest on March 15, 2016 and be delivered to the Participant no later than March 29, 2016.
V.    GENERAL
By the Participant’s signature and the signature of the representative of the Company below, the Participant and the Company agree that this Award of PSUs is granted under and governed by the terms and conditions of the Plan and this Award Agreement, including the Terms and Conditions, all of which are made a part of this document. The Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions relating to the Plan and Award Agreement. The Participant further agrees to notify the Company upon any change in the residence address indicated below. Finally, pursuant to Section 13(e) of the Plan, the Participant acknowledges and agrees that this Award is subject to potential cancellation or recoupment to the fullest extent called for by applicable federal or state law or any policy of the Company. By accepting this Award, the Participant agrees to be bound by, and comply with, the terms of any Clawback Policy adopted by the Company.

[Signature page follows]

Exhibit 10.1

The Company and the Participant have duly executed this Performance Stock Unit Agreement as of the Date of Grant set forth above.

PARTICIPANT:	BRIDGEPOINT EDUCATION, INC.

Signature:	By:

Print Name:	Title:

Residence Address:

Exhibit 10.1

EXHIBIT A
TERMS AND CONDITIONS OF PERFORMANCE STOCK UNIT GRANT
1.Grant. The Company hereby grants to the individual named in Section I of the Performance Stock Unit Award Agreement attached hereto (the “Participant”), as compensation for his or her services, an Award of Performance Stock Units, subject to all of the terms and conditions of these Terms and Conditions, the Performance Stock Unit Award Agreement, and the Plan, which is incorporated herein by reference. These Terms and Conditions, along with the Performance Stock Unit Award Agreement attached hereto shall be referred to herein as the “Award Agreement.”
2.Company’s Obligation to Pay; Time of Payment. Each Performance Stock Unit (“PSU”) represents the right to receive a Share on the date it vests. Unless and until the PSU is earned and vests in accordance with Section 3, the Participant will have no right to payment with respect to any PSUs. Prior to actual payment of any earned and vested PSUs, such PSU will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Any PSUs that are earned and vest in accordance with Section 3 will be paid to the Participant (or in the event of the Participant’s death, to his or her estate) in whole Shares, subject to the Participant satisfying any applicable tax withholding obligations set forth in Section 7. As provided in Section IV of the Performance Stock Unit Award Agreement, earned and vested PSUs will be paid in Shares as soon as practicable after vesting, but in each such case no later than 10 business days following the applicable Vesting Date (as defined in the Performance Stock Unit Award Agreement).
3.Earning and Vesting of Performance Stock Units.
a.Earning of Performance Stock Units. As provided in Section II of the Performance Stock Unit Award Agreement, the number of PSUs that will be earned during each calendar year within the Performance Period is a function of the extent to which the corresponding EPS Performance Goal and Stock Price Performance Goal are achieved. For this purpose, the following terms will have the following meanings:

i.
The term “Earnings Per Share” or “EPS” means the Company’s earnings per share for the applicable fiscal year, calculated in accordance with Generally Accepted Accounting Principles on a fully diluted basis and reported in the Company’s audited financial statements adjusted (if necessary) to include expenses for stock-based compensation and extraordinary non-recurring items, with no add-backs for one-time charges.

ii.	The term “Base EPS” means the EPS target or goal set forth in the Company’s 2015 budget, as approved by the Board during the first quarter of 2015.

iii.	The term “EPS Performance Goal” means the applicable EPS described in the EPS Performance Goal column of the EPS Performance Goal Table set forth in Section II of the Award Agreement.

iv.	The term “2015 EPS Performance Goal” means [***].

v.	The term “2016 EPS Performance Goal” means [***].

vi.	The term “2017 EPS Performance Goal” means [***].

vii.	The term “2018 EPS Performance Goal” means [***].

viii.	The term “Base Stock Price” means [***].

ix.	The term “Stock Price” means the price of one Share as of the applicable date, based on the average closing Share price for the 20-trading days immediately preceding such date.

x.	The term “Stock Price Performance Goal” means [***].

xi.	The term “2015 Stock Price Performance Goal” means [***].

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Exhibit 10.1

xii.	The term “2016 Stock Price Performance Goal” means [***].

xiii.	The term “2017 Stock Price Performance Goal” means [***].

xiv.	The term “2018 Stock Price Performance Goal” means [***].
b.Vesting of Performance Stock Units. The PSUs that are earned pursuant to Section 3.a. shall vest in accordance with Section III of the Performance Stock Unit Award Agreement.
c.Effect of a Change in Control. In accordance with Section 12 of the Plan, in the event of a corporate transaction, the Compensation Committee of the Board (the “Committee”) may call for the accelerated vesting of some or all of the Award. Notwithstanding any contrary provision of this Award Agreement or the Plan, if the price of one Share as reflected in a corporate transaction equals or exceeds the Stock Price Performance Goal for any one or more December 31s occurring after the closing of the corporate transaction, the Committee shall take all action necessary to provide for the immediate vesting of any PSUs that are subject to earning based on the achievement of that or those particular Stock Price Performance Goal or Goals. If permitted by Section 409A of the Code, the vested PSUs will be paid in Shares, cash, or a combination of Shares and cash in connection with the closing of such corporate transaction and, to the extent paid in Shares, such Shares shall be allowed to participate in the corporate transaction.
4.Compensation Committee Certification. The Company, or the Committee with respect to Awards granted to Participants who are Covered Employees, shall be responsible for determining in good faith whether, and to what extent, the EPS and Stock Price Performance Goals set forth in the Performance Stock Unit Award Agreement have been achieved. The Company, or the Committee, as applicable, may reasonably rely on information from, and representations by, individuals within the Company in making such determination and when made such determination shall be final and binding on the Participant.
5.Lapse upon Termination of Service. In accordance with Section III of the Performance Stock Unit Award Agreement, any PSUs that are unearned or unvested as of any Vesting Date (as defined in the Performance Stock Unit Award Agreement) shall lapse and be immediately cancelled as of the date of a Participant’s termination of Service for any or no reason.
6.Death of Participant. Any distribution or delivery to be made to the Participant under this Award Agreement will, if the Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives the Participant, the administrator or executor of the Participant’s estate. Any such transferee must furnish the Company with: (a) written notice of his or her status as transferee; and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
7.Withholding of Taxes. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to the Participant unless and until satisfactory arrangements (as determined by the Company) will have been made by the Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to the delivery of Shares pursuant to this Award Agreement. The Company, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit the Participant to satisfy such tax withholding obligation, in whole or in part (without limitation) by: (a) paying cash; (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount required to be withheld; (c) delivering to the Company already vested and owned Shares having a Fair Market Value equal to the minimum amount required to be withheld; or (d) selling a sufficient number of such Shares otherwise deliverable to the Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount required to be withheld. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to the Participant by the minimum amount required to be withheld. If the Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any Shares are scheduled to be delivered pursuant to Section 2, the PSUs shall lapse and be immediately cancelled with no payment due to the Participant.

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Exhibit 10.1

8.Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant. After such issuance, recordation and delivery, the Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
9.No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE EARNING AND VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT IN SERVICE TO THE COMPANY FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING THE PARTICIPANT) TO TERMINATE THE PARTICIPANT’S SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.
10.Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company, in care of Stock Administration at Bridgepoint Education, Inc., at 13500 Evening Creek Drive North, Suite 600, San Diego, CA 92128, or at such other address as the Company may hereafter designate in writing.
11.Grant is Not Transferable. Except to the limited extent provided in Section 6, this Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.
12.Binding Agreement. Subject to the limitation on the transferability of this Award contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
13.Additional Conditions to Issuance of Stock. If at any time the Company determines, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.
14.Plan Governs. This Award Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Award Agreement will have the meanings set forth in the Plan.
15.Authority. The Committee will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any PSUs have vested; provided, however, that if the Participant is a Covered Employee any such action taken by the Committee shall not increase the amount payable for the Award). All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon the Participant, the Company and all other interested persons. No member of the Committee, nor any employee of the Company, will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

A-3

Exhibit 10.1

16.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the PSUs awarded under the Plan or future PSUs that may be awarded under the Plan by electronic means or request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
17.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
18.Agreement Severable. In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.
19.Modifications to the Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. The Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.
20.Amendment, Suspension or Termination of the Plan. By accepting this Award, the Participant expressly warrants that he or she has received an Award of PSUs, and has received, read and understood a description of the Plan. The Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.
21.Governing Law. This Award Agreement will be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of PSUs or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of San Diego County, California, or the federal courts for the United States for the Southern District of California, and no other courts, where this Award of PSUs is made and/or to be performed.
22.Section 409A Compliance. The Company believes, but does not and cannot warrant or guaranty, that the payments due pursuant to this Award Agreement qualify for the short-term deferral exception to Section 409A of the Code as set forth in Treasury Regulation Section 1.409A-1(b)(4). Notwithstanding anything to the contrary in this Award Agreement, if the Company determines that neither the short-term deferral exception nor any other exception to Section 409A applies to the payments due pursuant to this Award Agreement, the provisions of Section 4(i) of the Plan shall apply. This Award Agreement shall be operated in compliance with Section 409A or an exception thereto and each provision of this Award Agreement shall be interpreted, to the extent possible, to comply with Section 409A or to qualify for an applicable exception. The Participant remains solely responsible for any adverse tax consequences imposed upon the Participant by Section 409A.

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